                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported) July 31, 2000

                          CORAM HEALTHCARE CORPORATION
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                     1-11343               33-0615337
----------------------------         ------------        ------------------
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)        Identification No.)


           1125 Seventeenth Street, Suite 2100, Denver, Colorado 80202
--------------------------------------------------------------------------------
                  (Address of principal executive offices)     (Zip code)


Registrant's telephone number, including area code (303) 292-4973
                                                   --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  DISPOSITION OF ASSETS

         On July 31, 2000, Coram Healthcare Corporation ("Coram" or the "company") completed the sale of substantially all of the assets and assignment of certain liabilities related to its Coram Prescription Services business ("CPS") to Curascript Pharmacy Services, Inc. and Curascript PBM Services, Inc. (collectively, the "Buyers") for a one time cash payment of approximately $41.3 million. The Buyers are newly formed affiliates of GTCR Golder Rauner, LLC, and the Buyers are led by certain members of the former CPS management team. Prior to its disposition, CPS had offered specialty mail order pharmacy services and prescription benefit management services.

         Coram expects to recognize a gain on the sale of the CPS business of approximately $19 million. The sale generated cash proceeds of approximately $38.0 million after related expenses. Of that amount, $28.5 was applied to pay the outstanding principal on the company's Senior Credit Facility. The remaining net cash proceeds of $9.5 million were used to repay a portion of the outstanding principal under the company's Series A Senior Subordinated Notes (the "Series A Note"). Following such repayment, the outstanding principal balance under the Series A Notes was approximately $158.9 million.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Pro Forma Financial Information (unaudited)

         (b)   Unaudited Pro Forma Consolidated Balance Sheet at March 31, 2000.

               1. Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1999 and for the three months ended March 31, 2000.

               2. Notes to the Unaudited Pro Forma Consolidated Financial Statements.


         (c)   Exhibits

         Exhibit
         Number       Description of Document
         -------      -----------------------

         2.1 Asset Purchase Agreement by and Between Curaflex Health Services, Inc., Coram Healthcare Corporation, as Seller Guarantor, Curascript Pharmacy, Inc., Curascript PBM Services, Inc., and GTCR Fund VI, L.P., as Buyers' Guarantor, Dated June 9, 2000 (exhibits excluded).

         99.1 Press Release, issued July 31, 2000, announcing the sale of CPS.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (b) Pro Forma Financial Information (unaudited)



                          CORAM HEALTHCARE CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


The following unaudited pro forma consolidated balance sheet as of March 31, 2000 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 1999 and the three months ended March 31, 2000 give effect to the transaction described in Note 1 hereto. The unaudited pro forma consolidated balance sheet at March 31, 2000 gives effect to the transaction as if it occurred on the balance sheet date. The unaudited pro forma consolidated statements of operations give effect to the transaction as if it occurred at the beginning of the respective periods presented.

Pro forma adjustments have been made to exclude Coram Healthcare Corporation's Prescription Services business operations and to give effect to events that are directly attributable to the transaction. Explanations of these adjustments are included in the Notes to the Unaudited Pro Forma Consolidated Financial Statements. Neither expected benefits nor cost reductions anticipated by Coram Healthcare Corporation (the "company") following consummation of the transaction described in this Report have been reflected in the pro forma consolidated financial statements, except for the reduction of interest expense pursuant to the utilization of the proceeds from the transaction.

The unaudited pro forma consolidated financial statements have been prepared by the company's management based upon the historical consolidated financial statements of the company. These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the disposition had occurred on the dates indicated. The unaudited pro forma consolidated financial statements should be read in conjunction with the notes to unaudited pro forma consolidated financial statements contained elsewhere herein and the company's historical consolidated financial statements in its annual report on Form 10-K and its quarterly reports on Form 10-Q.

                          CORAM HEALTHCARE CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                 MARCH 31, 2000

                                                         ASSETS

                                                                         CORAM HEALTHCARE     PRO FORMA
                                                                            CORPORATION      ADJUSTMENTS       PRO FORMA
                                                                         ----------------   -------------    --------------
Current assets:
  Cash and cash equivalents .............................................   $     149       $   2,740 (A)      $   2,889
  Cash limited as to use ................................................         859              --                859
  Accounts receivable, net ..............................................     108,013         (19,814)(A)         88,199
  Inventories ...........................................................      19,059          (2,231)(A)         16,828
  Deferred income taxes, net ............................................         415              --                415
  Other current assets ..................................................       6,816            (697)(A)          6,119
                                                                            ---------       ---------          ---------
          Total current assets ..........................................     135,311         (20,002)           115,309
Property and equipment, net .............................................      21,343          (1,963)(A)         19,380
Deferred income taxes, non-current, net .................................       1,661              --              1,661
Other deferred costs ....................................................       1,897              --              1,897
Goodwill, net ...........................................................     213,544          (3,328)(B)        210,216
Other assets ............................................................      16,119             (61)(A)         16,058

                                                                            ---------       ---------          ---------
          Total assets...................................................   $ 389,875       $ (25,354)         $ 364,521
                                                                            =========       =========          =========

                                         LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Accounts payable ......................................................   $  29,659       $  (1,833)(A)      $  27,826
  Accrued compensation ..................................................       9,707             (80)(A)          9,627
  Interest payable ......................................................       7,884              --              7,884
  Current maturities of long-term debt ..................................         568              --                568
  Income taxes payable ..................................................         228             200 (C)            428
  Deferred income taxes .................................................         919              --                919
  Accrued merger and restructuring ......................................       5,705          (1,406)(A)          4,299
  Other accrued liabilities .............................................       9,535          (3,239)(A)          6,296
  Net liabilities of discontinued operations ............................      36,446              --             36,446
                                                                            ---------       ---------          ---------
          Total current liabilities .....................................     100,651          (6,358)            94,293
Long-term debt, less current maturities .................................     299,149         (38,000)(D)        261,149
Minority interest in consolidated joint ventures ........................       1,302              --              1,302
Other liabilities .......................................................      14,197              --             14,197
Deferred income taxes, non-current ......................................       1,158              --              1,158
Commitment and contingencies ............................................          --              --                 --
                                                                            ---------       ---------          ---------
          Total liabilities .............................................     416,457         (44,358)           372,099
Stockholders' deficit:
Preferred stock .........................................................          --              --                 --
Common stock ............................................................          50              --                 50
Additional paid-in capital ..............................................     427,388              --            427,388
Accumulated deficit .....................................................    (454,020)         19,004 (E)       (435,016)
                                                                            ---------       ---------          ---------
          Total stockholders' deficit ...................................     (26,582)         19,004             (7,578)
                                                                            ---------       ---------          ---------
          Total liabilities and stockholders' deficit....................   $ 389,875       $ (25,354)         $ 364,521
                                                                            =========       =========          =========

                          CORAM HEALTHCARE CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 (IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)

                          YEAR ENDED DECEMBER 31, 1999






                                                            CORAM HEALTHCARE    PRO FORMA
                                                              CORPORATION      ADJUSTMENTS        PRO FORMA
                                                            ----------------   ------------       ---------
Net revenue                                                    $ 521,196       $ (86,625)(1)      $ 434,571
Cost of service                                                  408,878         (75,336)(1)        333,542
                                                               ---------       ---------          ---------
Gross profit                                                     112,318         (11,289)           101,029
Operating expenses:
  Selling, general and administrative expenses                    96,809         (10,010)(1)         86,799
  Provision for estimated uncollectable accounts                  28,310          (1,382)(1)         26,928
  Amortization of goodwill                                        10,784             (62)(2)         10,722
  Restructuring costs                                              5,831            (646)(1)          5,185
  Loss on impairment on assets                                     9,100              --              9,100
                                                               ---------       ---------          ---------
    Total operating expenses                                     150,834         (12,100)           138,734
                                                               ---------       ---------          ---------
Operating loss from continuing operations                        (38,516)            811            (37,705)
Other income (expense):
  Interest expense                                               (29,763)          3,590 (3)        (26,173)
  Other income, net                                                1,395              --              1,395
                                                               ---------       ---------          ---------
Loss from continuing operations before income taxes and
  minority interest                                              (66,884)          4,401            (62,483)
Income tax expense                                                   440              --                440
Minority interests in net income of consolidated joint
  ventures                                                         1,470              --              1,470
                                                               ---------       ---------          ---------
Net loss from continuing operations after income taxes
  and minority interests                                       $ (68,794)      $   4,401          $ (64,393)
                                                               =========       =========          =========
Basic and Diluted loss per share from continuing
  operations                                                   $   (1.39)                         $   (1.30)
                                                               =========                          =========

Weighted average common shares outstanding                        49,512                             49,512
                                                               =========                          =========

                          CORAM HEALTHCARE CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 (IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)

                        THREE MONTHS ENDED MARCH 31, 2000

                                                            CORAM HEALTHCARE    PRO FORMA
                                                              CORPORATION      ADJUSTMENTS        PRO FORMA
                                                            ----------------   ------------       ---------
Net revenue                                                    $ 134,796       $ (26,245)(1)      $ 108,551
Cost of service                                                  100,655         (22,733)(1)         77,922
                                                               ---------       ---------          ---------
Gross profit                                                      34,141          (3,512)            30,629
Operating expenses:
  Selling, general and administrative expenses                    23,456          (2,172)(1)         21,284
  Provision for estimated uncollectible accounts                   3,243            (263)(1)          2,980
  Amortization of goodwill                                         2,578             (15)(2)          2,563
                                                               ---------       ---------          ---------
   Total operating expenses                                       29,277          (2,450)            26,827
                                                               ---------       ---------          ---------
Operating income from continuing operations                        4,864          (1,062)             3,802
Other income (expense):
  Interest expense                                                (6,676)            950 (3)         (5,726)
  Other income, net                                                  404              (1)(1)            403
                                                               ---------       ---------          ---------
Loss from continuing operations before income taxes and
  minority interest                                               (1,408)           (113)            (1,521)
Income tax expense                                                   100              --                100
Minority interests in net income of consolidated joint
  ventures                                                           (19)             --                (19)
                                                               ---------       ---------          ---------
Net loss from continuing operations after income taxes
  and minority interests                                       $  (1,489)      $    (113)         $  (1,602)
                                                               =========       =========          =========

Basic and Diluted loss per share from continuing
  operations                                                   $   (0.03)                         $   (0.03)
                                                               =========                          =========

Weighted average common shares outstanding                        49,638                             49,638
                                                               =========                          =========

                          CORAM HEALTHCARE CORPORATION

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


1.       Summary of Transaction

         On July 31, 2000, Coram Healthcare Corporation ("Coram" or the "company") completed the sale of substantially all of the assets and assignment of certain liabilities related to its Coram Prescription Services business ("CPS") to Curascript Pharmacy Services, Inc. and Curascript PBM Services, Inc. (collectively, the "Buyers") for a one time cash payment of approximately $41.3 million. Coram expects to recognize a gain on the sale of the CPS business of approximately $19 million. The sale generated cash proceeds of approximately $38.0 million after related expenses. The Buyers are newly formed affiliates of GTCR Golder Rauner, LLC, and the Buyers are led by certain members of the former CPS management team. Prior to its disposition, CPS had offered specialty mail order pharmacy services and prescription benefit management services.

2.       Pro Forma Adjustments (Balance Sheet)

         (A) To record disposition of the company's CPS business, eliminate the related assets and liabilities and record incremental cash proceeds not used to reduce outstanding borrowings under long-term debt arrangements.
         (B) To eliminate the company's goodwill attributable to the CPS business.
         (C) To record an estimated liability for income taxes relative to the gain on the sale of the CPS business (primarily federal alternative minimum taxes and state income taxes).
         (D)   To apply the net cash proceeds from the sale of the CPS business to the principal balance of the company's long-term debt.
         (E)   To record the net gain on the sale of the company's CPS business.

3.       Pro Forma Adjustments (Statements of Operations)

         (1) To eliminate the CPS business revenue, cost of service and other expenses.

         (2) To eliminate the company's goodwill amortization expense attributable to the CPS business.

         (3) The company agreed to apply the net cash proceeds to reduce its long-term debt obligations. Interest expense is adjusted for estimated savings that would have resulted had the cash proceeds from the sale of the CPS business been received at the beginning of the period presented and used to repay a portion of the company's long-term debt.

                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CORAM HEALTHCARE CORPORATION



Date:  August 15, 2000                        By: /s/ SCOTT R. DANITZ
                                                 ------------------------------
                                                 Name:  Scott R. Danitz
                                                 Title: Senior Vice President,
                                                        Finance and Chief
                                                        Accounting Officer

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 2.1                Asset Purchase Agreement by and Between Curaflex Health
                    Services, Inc., Coram Healthcare Corporation, as Seller
                    Guarantor, Curascript Pharmacy, Inc., Curascript PBM
                    Services, Inc., and GTCR Fund VI, L.P., as Buyers'
                    Guarantor, Dated June 9, 2000 (exhibits excluded).

 99.1               Press Release, issued July 31, 2000, announcing the sale of
                    CPS.